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               FIRST AMENDMENT TO CREDIT AGREEMENT
              (Revolving Warehouse Credit Facility)




          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (Revolving Warehouse Credit Facility) (the "Amendment"), dated as of November 30, 1995, is made by and among the Lenders party to the Original Agreement (as defined below) from time to time, CHEMICAL BANK, a New York banking corporation, as Administrative Agent for the Lenders, FIRST BANK NATIONAL ASSOCIATION, a national banking association, as Co-Agent for the Lenders, and HARBOURTON MORTGAGE CO., L.P., a Delaware limited partnership (the "Borrower").

     A. The Administrative Agent and the Co-Agent (for themselves and on behalf of the Lenders from time to time), and the Borrower entered into that certain Credit Agreement (Revolving Warehouse Credit Facility) dated as of July 31, 1995 (the "Original Agreement," and, as amended hereby and as the same may be further amended, modified or supplemented from time to time, the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

     B. The Borrower has requested that the Lenders increase their Commitments to an amount equal to $200,000,000.00 in the aggregate and the Lenders have agreed to so increase their Commitments on a pro rata basis on the terms and conditions set forth herein.

          ACCORDINGLY, the parties hereto agree as follows:

          Section 1. Amendment. (a) Effective as of the Effective Date (as defined below) the definition of "Commitment" is hereby deleted and replaced with: ""Commitment" shall mean, in respect of each Lender, the commitment of such Lender to make Loans hereunder as set forth in Sections 2.1(a) and (b)." Effective as of the Effective Date, the line in each of Sections 2.1(a) and (b) which reads "to exceed the Commitment set forth opposite such Lender's name on the signature pages hereto" shall be replaced with "to exceed the Commitment set forth opposite such Lender's name on the signature pages to the First Amendment to Credit Agreement (Revolving Warehouse Credit Facility)".

          (b) Effective as of the Effective Date Section 8.6(c) and all references to "Applicant Lender" are hereby deleted.

          Section 2.          Representations and Warranties.
Borrower represents and warrants that, as of the Effective Date, both before and after giving effect to the funding of any Loans on the Effective Date, that all of the representations and warranties made by it in the Loan Documents are true and correct and no Potential Default or Event of Default has occurred and is continuing. All authorizations and approvals necessary for the execution of this Amendment and the borrowing of the Loans contemplated hereby have been obtained by the Borrower and its general partner and this Amendment has been duly authorized, executed and delivered by the Borrower.

          Section 3. No Claims. Borrower represents, warrants, covenants and agrees that there exist no defenses, counterclaims, deductions or offsets to its obligations for the payment of the indebtedness evidenced by the Notes or to the performance of all of its other obligations under the Notes or the other Loan Documents.

          Section 4.          Effectiveness.  This Amendment
shall become effective as of the date (the "Effective Date"), on which each of the following conditions has been satisfied:

               The Borrowers shall have delivered to the Administrative Agent, in form and substance and in quantities reasonably satisfactory to the Administrative Agent and its counsel, each of the following:

                    (a)  this Amendment, duly executed and
                         delivered by the parties hereto;

                    (b)  a certified copy of the partnership
                         authorization of the Borrower and the
                         resolutions of the general partner of
                         the Borrower approving the execution,
                         delivery and performance of this
                         Amendment and the transactions
                         contemplated herein; and

                    (c)  such other documents, instruments and
                         agreements, duly executed, deemed
                         necessary or appropriate by the
                         Administrative Agent.

          Section 10. Guaranty Reaffirmation. Each Guarantor hereby acknowledges and agrees that its obligations under its respective Guaranty may be increased and/or otherwise affected by this Amendment and confirms that it shall continue to be bound by its obligations under such Guaranty as so increased and/or affected by this Amendment and agrees that such Guaranty is hereby ratified and confirmed in all respects (it being understood and agreed that that such reaffirmation and agreement is not required by the terms of the Guaranty and that the Borrower, the Administrative Agent and the Lenders may amend the Loan Documents without the consent of the Guarantors).

          Section 11. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                              BORROWER:

                              HARBOURTON MORTGAGE CO., L.P.
                              By:  Harbourton Funding Corporation
                                 Its General Partner

                                 By:
                                         Rick W. Skogg
                                         President

                              GUARANTORS:

                              HARBOURTON FINANCIAL SERVICES L.P.
                              By:  Harbourton Mortgage
                              Corporation
                                 Its General Partner

                                 By:
                                         Rick W. Skogg
                                         President

                              WESTERN SUNRISE HOLDINGS, L.P.
                              By:  Harbourton Funding
                              Corporation,
                                 Its General Partner

                                 By:
                                         Rick W. Skogg
                                         President


Commitment:                   CHEMICAL BANK, as Administrative
Agent
$35,343,494.59                and as a Lender

                              By:
                                 Katherine W. Sheppard
                                 Vice President



Commitment:                   FIRST BANK NATIONAL ASSOCIATION,
$35,343,494.59                    as Co-Agent and as a Lender

                              By:
                              Name:
                              Title:


Commitment:                   THE BANK OF NEW YORK,


$30,925,557.76                    as a Lender

                              By:
                              Name:
                              Title:


Commitment:                   BANK ONE TEXAS,
$30,925,557.76                    as a Lender

                              By:
                              Name:
                              Title:


Commitment:                   GUARANTY FEDERAL BANK, FSB
$26,507,620.94                    as a Lender

                              By:
                              Name:
                              Title:


Commitment:                   COMERICA BANK,
$20,477,137.18                    as a Lender

                              By:
                              Name:
                              Title:


Commitment:                   PNC BANK KENTUCKY,
$20,477,137.18                    as a Lender

                              By:
                              Name:
                              Title: